UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2017 (October 5, 2017)

NSTAR ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-02301	04-1278810
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2

Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 5, 2017, NSTAR Electric Company, doing business as Eversource Energy (“NSTAR Electric”) issued an additional $350,000,000 aggregate principal amount of its 3.20% Debentures due May 15, 2027 (the “Debentures”) pursuant to an Underwriting Agreement, dated October 2, 2017, between NSTAR Electric and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and MUFG Securities Americas Inc., as representatives of the several Underwriters named therein.  The additional Debentures are part of the same series of Debentures issued on May 15, 2017 under an indenture dated as of September 1, 1988, between NSTAR Electric (formerly Boston Edison Company) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York, as successor to Bank of Montreal Trust Company), as trustee.  Following the closing of this offering, the aggregate principal amount outstanding of 3.20% Debentures due May 15, 2027 totaled $700,000,000.  NSTAR Electric has registered its Debentures with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Commission File No. 333-211062-03).

The additional Debentures mature on May 15, 2027 and bear interest at 3.20%, payable semi-annually on each May 15 and November 15, commencing on November 15, 2017.   Interest on the additional Debentures will accrue from May 15, 2017, the original issuance date of the Debentures, and will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
1

Underwriting Agreement, dated October 2, 2017, between NSTAR Electric Company, doing business as Eversource Energy, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and MUFG Securities Americas Inc., as representatives of the several Underwriters named therein.

4	Form of 3.20% Debenture due May 15, 2027.
5	Legal opinion of Richard J. Morrison, Esq. (including consent).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR ELECTRIC COMPANY

(Registrant)

October 12, 2017

By:

/s/ EMILIE G. O’NEIL

Emilie G. O’Neil

Assistant Treasurer, Corporate Finance

and Cash Management

EXHIBIT INDEX

Exhibit Number	Description
1

Underwriting Agreement, dated October 2, 2017, between NSTAR Electric Company, doing business as Eversource Energy, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and MUFG Securities Americas Inc., as representatives of the several Underwriters named therein.

4	Form of 3.20% Debenture due May 15, 2027.
5	Legal opinion of Richard J. Morrison. Esq. (including consent).